SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 28, 2005

(Date of earliest event reported)

THE NAUTILUS GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	000-25867	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 NE 136th Avenue

Vancouver, Washington 98684

(Address of principal executive offices and zip code)

(360) 694-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE NAUTILUS GROUP, INC.

FORM 8-K

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;

ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 28, 2005, The Nautilus Group, Inc. issued a press release announcing that Rod Rice, chief financial officer and secretary, has announced his retirement from the Company effective March 31, 2005. Succeeding Rod Rice will be William D. Meadowcroft. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

Mr. Meadowcroft, age 42, joined Nautilus in 2000 as the corporate controller. Mr. Meadowcroft was promoted to principal accounting officer and treasurer in July 2004. During his tenure at Nautilus, Mr. Meadowcroft has spearheaded the Company’s Sarbanes-Oxley compliance project, renegotiated credit arrangements for both consumers and commercial customers, and worked to consolidate financial systems and organizations following three acquisitions.

Mr. Meadowcroft has 20 years of accounting and finance experience, including eight with Deloitte & Touche in Portland, Oregon and Ernst & Young in Providence, Rhode Island. From 1997 to 2000, he worked as controller for the American Automobile Association of Oregon/Idaho, which represents and protects motorists’ interest, where he was responsible for rebuilding the financial infrastructure of the organization. Mr. Meadowcroft has been a Certified Public Accountant in Oregon, has an undergraduate degree from Pennsylvania State University, and has a master’s degree from Western Seminary in Portland, Oregon.

There are no arrangements or understandings between Mr. Meadowcroft and any other person pursuant to which Mr. Meadowcroft was elected as a chief financial officer. Mr. Meadowcroft is not a family member of any director or executive officer of the Company. There are no transactions in which Mr. Meadowcroft has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The terms of Mr. Meadowcroft’s employment arrangement with the Company have not been determined at the time of this report, and will be filed under an amended report on Form 8-K/A when determined.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
99.1	The Nautilus Group, Inc. Press Release, dated February 28, 2005, announcing the promotion of William D. Meadowcroft to chief financial officer.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAUTILUS GROUP, INC.
(Registrant)

March 4, 2005	By:	/s/ Rod W. Rice
(Date)		Rod W. Rice, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	The Nautilus Group, Inc. Press Release, dated February 28, 2005, announcing the promotion of William D. Meadowcroft to chief financial officer.